                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 28, 1998

                              RENTERS CHOICE, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-25370

           DELAWARE                                            48-1024367
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

                         13800 Montfort Drive, Suite 300
                               Dallas, Texas 75240
                                 (972) 701-0489
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)

                                      NONE
                     (Former name, former address and former
                   fiscal year, if changed since last report)

Item 2.           ACQUISITION OF ASSETS

                  On May 28, 1998, the Registrant purchased substantially all of the assets of Central Rents, Inc. used in or related to the operation of 176 rent-to-own stores (the "Stores") for approximately $100 million pursuant to that certain Asset Purchase Agreement, dated May 1, 1998, by and among the Registrant, Central Rents, Inc. ("Central"), Central Rents Holding, Inc. ("Holdings") and Banner Holdings, Inc. ("Banner"), as amended by that certain Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central, Holdings and Banner (collectively, the "Asset Purchase Agreement").

                  Pursuant to the Asset Purchase Agreement, the Registrant paid the purchase price in cash. The Registrant also assumed certain liabilities related to the assets acquired. The total purchase price and structure of the consideration paid was determined by negotiation between the Registrant, Central, Holdings and Banner. The source of the cash consideration was the proceeds from an advance under the Registrant's revolving credit facility with Comerica Bank, N.A., as agent. Prior to commencing negotiation of the Asset Purchase Agreement, there was no material relationship between (i) the Registrant, any of its affiliates, any of its officers or directors, or any associate of such officers and directors, and (ii) Central, Holdings Banner, any affiliates of Central, Holdings or Banner, any of the officers or directors of Central, Holdings or Banner or any associate of such officers and directors.

                  The Registrant intends to continue operating the Stores as rent-to-own stores. The Stores are located in 20 states and generate approximately $100 million in annual revenue.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Incorporated herein by reference to Central Rents, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.

                  Incorporated herein by reference to Central Rents, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         (b)      PRO FORMA FINANCIAL INFORMATION


                  Pro Forma financial information of Renters Choice, Inc. and Central Rents, Inc.:

                      Unaudited Pro Forma Combined Balance Sheet as of March 31, 1998         Page 3

                      Notes to Unaudited Pro Forma Combined Balance Sheet as of
                           March 31, 1998                                                     Page 4

                      Unaudited Pro Forma Combined Statement of Operations for the
                           Year ended December 31, 1997                                       Page 6

                      Notes to Unaudited Pro Forma Combined Statement of Operations
                           For the Year ended December 31, 1997                               Page 7

                      Unaudited Pro Forma Combined Statement of Operations the
                           Three months ended March 31, 1998                                  Page 9

                      Notes to Unaudited Pro Forma Combined Statement of Operations
                           For the three months ended March 31, 1998                          Page 10


                      RENTERS CHOICE, INC. AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1998




                                                                                  RCI and
                                                RCI and                         Central Rents
                                             Central Rents    Pro Forma           Pro Forma
                                             Historical(1)   Adjustments          Combined
                                             -------------   ------------       ------------
                                                                 (Dollars in Thousands)

Assets
   Cash and cash equivalents                 $     17,422   $    (11,509)(3)   $      5,913
   Accounts receivable                              4,592         (2,005)(3)          2,587
   Rental Merchandise, net                        148,860         (3,425)(3)        145,435
   Prepaids and other assets                        4,175         (1,666)(3)          2,509
   Property assets, net                            21,939         (1,911)(3)         20,028
   Deferred income taxes                           17,524        (11,045)(3)          6,479
   Intangible assets, net                          66,957         64,972 (3)        131,929
                                             ------------   ------------       ------------

     Total assets                            $    281,469   $     33,411       $    314,880
                                             ============   ============       ============


Liabilities
   Accounts payable                          $     19,146   $     (2,964)(3)   $     16,182
   Accrued liabilities                             30,697         (9,506)(3)         21,191
   Debt                                            73,346         42,943(3)         116,289
                                             ------------   ------------       ------------

     Total liabilities                            123,189         30,473            153,662

Stockholders' Equity                              158,280          2,938(3)         161,218
                                             ------------   ------------       ------------

Total liabilities and stockholders' equity   $    281,469   $     33,411       $    314,880
                                             ============   ============       ============









                             See accompanying notes.

                      RENTERS CHOICE, INC. AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 1998
                      (In thousands, except per share data)


(1) The following historical combined balance sheet data of the Company and Central Rents, Inc. as of March 31, 1998 has been derived from the unaudited interim financial statements of the respective entities.



                                                                      RCI and
                                                                   Central Rents
                                                                    Historical
                                        RCI       Central Rents      Combined
                                   ------------   -------------    ------------

Assets
  Cash and cash equivalents        $      5,896   $     11,526    $     17,422
  Accounts receivable                     2,576          2,016           4,592
  Rental Merchandise, net               117,137         31,723         148,860
  Prepaids and other assets               2,509          1,666           4,175
  Property assets, net                   18,368          3,571          21,939
  Deferred income taxes                   6,479         11,045          17,524
  Intangible assets, net                 60,408          6,549          66,957
                                   ------------   ------------    ------------

                                   $    213,373   $     68,096    $    281,469
                                   ============   ============    ============


Liabilities
  Accounts payable                 $     16,182   $      2,964    $     19,146
  Accrued liabilities                    21,064          9,633          30,697
  Debt                                   14,909         58,437          73,346
                                   ------------   ------------    ------------

                                         52,155         71,034         123,189

Stockholders' Equity                    161,218         (2,938)        158,280
                                   ------------   ------------    ------------

                                   $    213,373   $     68,096    $    281,469
                                   ============   ============    ============



(2) The unaudited pro forma combined balance sheet gives effect to the Central Rents, Inc. acquisition as if it occurred on March 31, 1998. The acquisition has been accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, and accordingly, the purchase price has been allocated to the net assets acquired based on historical information available to management and preliminary estimates of fair market value. The final purchase price allocation is subject to refinement upon completion of a review of rental merchandise, property and equipment, and other assets.

(3) The aggregate purchase price paid by the Company and the related purchase accounting for the acquisition of certain Central Rents, Inc. net assets is as follows:


       Aggregate purchase price of Central Rents, Inc.
           Purchase price                                                                  $ 99,830
           Acquisition costs                                                                  1,550
                                                                                             ------

       Borrowings under revolving credit agreement required to
           finance the Central Rents, Inc. acquisition                                     $101,380
                                                                                            =======






                                                                                      Pro Forma
                                                        Central        Central       Adjustment
                                                         Rents          Rents         Increase
                                                      Historical      Pro Forma      (Decrease)
                                                     ------------    ------------   ------------

Allocation of purchase price:
    Cash                                             $     11,526    $         17   $    (11,509)
    Accounts receivables                                    2,016              11         (2,005)
    Rental merchandise, net                                31,723          28,298         (3,425)
    Prepaids and other assets                               1,666              --         (1,666)
    Property assets, net                                    3,571           1,660         (1,911)
    Deferred income taxes                                  11,045              --        (11,045)
    Intangible assets                                       6,549          71,521         64,972
                                                     ------------    ------------   ------------

        Total assets                                 $     68,096    $    101,507   $     33,411
                                                     ============    ============   ============

    Accounts payable                                 $      2,964    $         --   $     (2,964)
    Accrued liabilities                                     9,633             127         (9,506)
    Debt58,437                                            101,380          42,943
    Stockholders' equity                                   (2,938)             --          2,938
                                                     ------------    ------------   ------------

        Total liabilities and stockholders' equity   $     68,096    $    101,507   $     33,411
                                                     ============    ============   ============

                      RENTERS CHOICE, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997




                                                                                     RCI and
                                                  RCI and                          Central Rents
                                               Central Rents     Pro Forma           Pro Forma
                                               Historical(1)    Adjustments          Combined
                                               -------------    ------------       ------------
                                                (Dollars in Thousands, except per share data)

Revenues
   Store
     Rentals and fees                          $    373,926    $         --       $    373,926
     Merchandise sales                               18,972              --             18,972
     Other                                              793              --                793
   Franchise
     Merchandise sales                               37,385              --             37,385
     Royalty income and fees                          4,008              --              4,008
                                               ------------    ------------       ------------
       Total revenues                          $    435,084              --       $    435,084

Operating Expenses
   Direct store expenses
     Depreciation of rental merchandise        $     87,630              --       $     87,630
     Cost of merchandise sold                        14,885              --             14,885
     Salaries and other expenses                    162,458          57,844            220,342
   Franchise cost of merchandise sold                35,841              --             35,841
   General and administrative expenses               77,559         (60,484)(3)         17,075
   Amortization of intangibles                        6,957             939              7,896
                                               ------------    ------------       ------------
     Total Operating Expenses                       385,330          (1,661)           383,669

     Operating profit                                49,754           1,661             51,415

Interest expense                                     10,043            (752)(5)          9,291
Interest income                                        (304)             --               (304)
                                               ------------    ------------       ------------

     Earnings before income taxes                    40,015           2,413             42,428

Income tax expense (benefit)                         17,044             965             18,009
                                               ------------    ------------       ------------


     Net earnings                              $     22,971    $      1,448       $     24,419
                                               ============    ============       ============

Basic weighted average common
   shares outstanding                                                                   24,844

Diluted weighted average common
   shares outstanding                                                                   25,194

Basic earnings per common share                                                   $       0.98
                                                                                  ============

Diluted earnings per common share                                                 $       0.97
                                                                                  ============

                             See accompanying notes.

                      RENTERS CHOICE, INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                      (In thousands, except per share data)


(1) The following historical combined statement of operations of the Company and Central Rents, Inc. for the year ended December 31, 1997 has been derived from the audited financial statements of the respective entities.



                                                                                   RCI and
                                                                                Central Rents
                                                                                 Historical
                                                     RCI       Central Rents     Combined
                                                ------------   -------------    ------------
                                                            (Dollars in Thousands)

Revenues
     Store
       Rentals and fees                         $    275,344    $     98,582    $    373,926
       Merchandise sales                              14,125           4,847          18,972
       Other                                             679             114             793
     Franchise
       Merchandise sales                              37,385              --          37,385
       Royalty income and fees                         4,008              --           4,008
                                                ------------    ------------    ------------
         Total revenues                         $    331,541    $    103,543    $    435,084

Operating Expenses
     Direct store expenses
       Depreciation of rental merchandise             57,223          30,407    $     87,630
       Cost of merchandise sold                       11,365           3,520          14,885
       Salaries and other expenses                   162,458              --         162,458
     Franchise cost of merchandise sold               35,841              --          35,841
     General and administrative expenses              13,304          64,255          77,559
     Amortization of intangibles                       5,412           1,545           6,957
                                                ------------    ------------    ------------
       Total Operating Expenses                      285,603          99,727         385,330

       Operating profit                               45,938           3,816          49,754

Interest expense                                       2,194           7,849          10,043
Interest income                                         (304)             --            (304)
                                                ------------    ------------    ------------

       Earnings before income taxes                   44,048          (4,033)         40,015

Income tax expense (benefit)                          18,170          (1,126)         17,044
                                                ------------    ------------    ------------


       Net earnings                             $     25,878    $     (2,907)   $     22,971
                                                ============    ============    ============

Basic weighted average common
     shares outstanding                               24,844
                                                ============
Diluted weighted average common
     shares outstanding                               25,194
                                                ============
Basic earnings per common share                 $       1.04
                                                ============

Diluted earnings per common share               $       1.03
                                                ============

(2) The unaudited pro forma combined statement of operations gives effect to the Central Rents, Inc. acquisition as if it occurred on January 1, 1997. The acquisition has been accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, and accordingly, the purchase price has been allocated to the net assets acquired based on historical information available to management and preliminary estimates of fair market value. The final purchase price allocation is subject to refinement upon completion of a review of rental merchandise, property and equipment, and other assets.

(3)



                                                                                        Increase (decrease)
                                                                                  --------------------------
                                                                                    Store
                                                                                   Expenses     General and
                                                                                   Salaries    Administrative
                                                                                   and Other     Expenses
                                                                                  -----------  -------------
              Reclassification of Central Rents, Inc. other store expenses
                  to conform with the Company's presentation                       $57,684          $(57,684)
              Elimination of duplicate corporate overhead and additional field
                  expenses as a result of the Central Rents, Inc. acquisition          200            (2,800)
                                                                                   -------          --------

                                                                                   $57,884          $(60,484)
                                                                                   =======          ========


(4) Reversal of historical intangible amortization and record the pro forma intangible amortization required as a result of the Central Rents, Inc. acquisition using estimated useful lives of 5 years for the noncompete agreement and 30 years for excess costs over fair market value of net assets acquired:


              Reversal of historical intangible amortization                                        $  (1,545)
              Pro forma intangible amortization                                                         2,484
                                                                                                    ---------
                                                                                                    $     939
                                                                                                    =========


(5) Change in interest expense for three months as a result of borrowings on the existing revolving credit agreement used to finance the Central Rents, Inc. acquisition:


              Borrowings of $101.4 million at 7% on the existing revolving credit agreement
                  used to finance the Central Rents, Inc. acquisition                                $  7,097
              Elimination of historical interest expense for Central Rents, Inc.                       (7,849)
                                                                                                     --------

                                                                                                     $   (752)
                                                                                                     ========

(6) Income tax expense adjustment related to the effects of the Central Rents, Inc. acquisition pro forma adjustments at a 40% effective tax rate.

                      RENTERS CHOICE, INC. AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998




                                                                                      RCI and
                                                   RCI and                         Central Rents
                                                Central Rents    Pro Forma           Pro Forma
                                                Historical(1)   Adjustments          Combined
                                                ------------    ------------       ------------
                                                 (Dollars in Thousands, except per share data)
Revenues
   Store
     Rentals and fees                           $     99,143    $         --       $     99,143
     Merchandise sales                                 7,446              --              7,446
     Other                                               118              --                118
   Franchise
     Merchandise sales                                 7,621              --              7,621
     Royalty income and fees                           1,106              --              1,106
                                                ------------    ------------       ------------
       Total revenues                                115,434              --            115,434

Operating Expenses
   Direct store expenses
     Depreciation of rental merchandise               23,169              --             23,169
     Cost of merchandise sold                          5,612              --              5,612
     Salaries and other expenses                      44,497          14,171(3)          58,668
   Franchise cost of merchandise sold                  7,343              --              7,343
   General and administrative expenses                18,938         (14,821)(3)          4,117
   Amortization of intangibles                         1,453             556(4)           2,009
                                                ------------    ------------       ------------
     Total Operating Expenses                        101,012             (94)           100,918

     Operating profit                                 14,422              94             14,516

Interest expense                                       2,429            (205)(5)          2,224
Interest income                                         (114)             --               (114)
                                                ------------    ------------       ------------

     Earnings before income taxes                     12,107             299             12,406

Income tax expense (benefit)                           5,079             120(6)           5,199
                                                ------------    ------------       ------------


     Net earnings                               $      7,028    $        179       $      7,207
                                                ============    ============       ============

Basic weighted average common
   shares outstanding                                                                    24,921

Diluted weighted average common
   shares outstanding                                                                    25,171

Basic earnings per common share                                                    $       0.29
                                                                                   ============

Diluted earnings per common share                                                  $       0.29
                                                                                   ============



                             See accompanying notes.

                      RENTERS CHOICE, INC. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998
                      (In Thousands, except per share data)

(1) The following historical combined statement of operations of the Company and Central Rents, Inc. for the three months ended March 31, 1998 have been derived from the unaudited interim financial statements of the respective entities.




                                                                                   RCI and
                                                                                 Central Rents
                                                                                  Historical
                                                     RCI        Central Rents      Combined
                                                ------------    -------------    ------------
Revenues
     Store
       Rentals and fees                         $     75,426    $     23,717    $     99,143
       Merchandise sales                               5,962           1,484           7,446
       Other                                             118              --             118
     Franchise
       Merchandise sales                               7,621              --           7,621
       Royalty income and fees                         1,106              --           1,106
                                                ------------    ------------    ------------
         Total revenues                               90,233          25,201         115,434

Operating Expenses
     Direct store expenses
       Depreciation of rental merchandise             15,505           7,664          23,169
       Cost of merchandise sold                        4,554           1,058           5,612
       Salaries and other expenses                    44,497              --          44,497
     Franchise cost of merchandise sold                7,343              --           7,343
     General and administrative expenses               3,225          15,713          18,938
     Amortization of intangibles                       1,388              65           1,453
                                                ------------    ------------    ------------
       Total Operating Expenses                       76,512          24,500         101,012

       Operating profit                               13,721             701          14,422

Interest expense                                         450           1,979           2,429
Interest income                                         (114)             --            (114)
                                                ------------    ------------    ------------

       Earnings before income taxes                   13,385          (1,278)         12,107

Income tax expense (benefit)                           5,529            (450)          5,079
                                                ------------    ------------    ------------


       Net earnings                             $      7,856    $       (828)   $      7,028
                                                ============    ============    ============

Basic weighted average common
     shares outstanding                               24,921
                                                ============
Diluted weighted average common
     shares outstanding                               25,171
                                                ============
Basic earnings per common share                 $       0.32
                                                ============

Diluted earnings per common share               $       0.31
                                                ============

(2) The unaudited pro forma combined statement of operations gives effect to the Central Rents, Inc. acquisition as if it occurred on January 1, 1997. The acquisition has been accounted for as a purchase in accordance with the provisions of Accounting Principles Board Opinion No. 16, and accordingly, the purchase price has been allocated to the net assets acquired based on historical information available to management and preliminary estimates of fair market value. The final purchase price allocation is subject to refinement upon completion of a review of rental merchandise, property and equipment, and other assets.

(3)


                                                                                            Increase (decrease)
                                                                                       ------------------------------
                                                                                         Store
                                                                                        Expenses       General and
                                                                                        Salaries      Administrative
                                                                                        and Other       Expenses
                                                                                       ------------   -------------
              Reclassification of Central Rents, Inc. other store expenses
                  to conform with the Company's presentation                            $  14,121      $ (14,121)
              Elimination of duplicate corporate overhead and additional field
                  expenses as a result of the Central Rents, Inc. acquisition                  50           (700)
                                                                                        ---------      ---------

                                                                                        $  14,171      $ (14,821)
                                                                                        =========      =========


(4) Reversal of historical intangible amortization and record the pro forma intangible amortization required as a result of the Central Rents, Inc. acquisition using estimated useful lives of 5 years for the noncompete agreement and 30 years for excess costs over fair market value of net assets acquired:


              Reversal of historical intangible amortization                                        $   (65)
              Pro forma intangible amortization                                                         621
                                                                                                    -------
                                                                                                    $   556
                                                                                                    =======


(5) Change in interest expense for three months as a result of borrowings on the existing revolving credit agreement used to finance the Central Rents, Inc. acquisition:


              Borrowings of $101.4 million at 7% on the existing revolving credit agreement
                  used to finance the Central Rents, Inc. acquisition                               $  1,774
              Elimination of historical interest expense for Central Rents, Inc.                      (1,979)
                                                                                                    --------
                                                                                                    $   (205)
                                                                                                    ========

(6) Income tax expense adjustment related to the effects of the Central Rents, Inc. acquisition pro forma adjustments at a 40% effective tax rate.

         (c)       EXHIBITS

2.1 Asset Purchase Agreement, dated May 1, 1998, by and among the Registrant, Central Rents, Inc., Central Rents Holding, Inc. and Banner Holdings, Inc.*

2.2 Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central Rents, Inc., Central Rents Holding, Inc. and Banner Holdings, Inc. with respect to Exhibit 2.1*

23.1     Consent of Arthur Anderson, L.L.P.




----------------------------
*Previously filed

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RENTERS CHOICE, INC.


                                                    By: /s/ J. ERNEST TALLEY
                                                       -------------------------
                                                       J. Ernest Talley
                                                       Chief Executive Officer

Date:    August 7, 1998

                                  EXHIBIT INDEX





    EXHIBIT NO.         DESCRIPTION

        2.1 Asset Purchase Agreement, dated May 1, 1998, by and among the Registrant, Central Rents, Inc., Central Rents
                        Holding, Inc. and Banner Holdings, Inc.*

        2.2 Letter Agreement, dated as of May 26, 1998, by and among the Registrant, Central Rents, Inc., Central Rents
                        Holding, Inc. and Banner Holdings, Inc., with respect to
                        Exhibit 2.1*

        23.1            Consent of Arthur Anderson, L.L.P.



      ---------------------------
      *Previously Filed